April 2026 Corporate Presentation

This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, but are not limited to, express or implied statements regarding: the clinical development of RAP-219 for the treatment of focal onset seizures, primary generalized tonic-clonic seizures, and bipolar mania, including the initiation, timing, progress and results of the ongoing and planned clinical trials; expectations for the efficacy, tolerability, and commercial potential of RAP-219; the potential multi-billion dollar market opportunity for RAP-219 in focal onset seizures, if approved; expectations for the development of a long-acting injectable formulation of RAP-219; the prioritization of the Company’s α6β4 program, including the development candidate’s potential in chronic pain and migraine and the Company’s IND-enabling activities; the deferral of further investment in the RAP-219 diabetic peripheral neuropathic pain program; the potential of Rapport’s RAP technology platform; the achievement of any milestones in connection with the Tenacia collaboration; and expectations for Rapport’s uses of capital, including its cash runway into the second half of 2029. Forward looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect Rapport’s business, operating results, financial condition and stock value. Factors that could cause actual results to differ materially from those currently anticipated include: risks relating to the Company’s research and development activities; Rapport’s ability to execute on its strategy including obtaining the requisite regulatory approvals on the expected timeline, if at all; uncertainties relating to preclinical and clinical development activities; the Company’s dependence on third parties to conduct clinical trials, manufacture its product candidates and develop and commercialize its product candidates, if approved; Rapport’s ability to attract, integrate and retain key personnel; risks related to the Company’s financial condition and need for substantial additional funds in order to complete development activities and commercialize a product candidate, if approved; risks related to regulatory developments and approval processes of the U.S. Food and Drug Administration and comparable foreign regulatory authorities; risks related to establishing and maintaining Rapport’s intellectual property protections; and risks related to the competitive landscape for Rapport’s product candidates; as well as other risks described in “Risk Factors,” in the Company’s Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q, as well as discussions of potential risks, uncertainties, and other important factors in Rapport’s subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent Rapport’s views only as of today and should not be relied upon as representing its views as of any subsequent date. Rapport expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law, and claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Disclaimer 2

Leadership with track record of innovation and expertise Reid Huber, Ph.D. Director Partner, Third Rock Ventures; CEO, Merida Biosciences James Healy, M.D., Ph.D. Director Managing Partner, Sofinnova Investments Wendy Young, Ph.D. Director Former Head of Small Molecule Drug Discovery, Genentech Steve Paul, M.D. Founder and Board Chair Venture Partner, Third Rock Ventures John Maraganore, Ph.D. Director Former Founding CEO, Alnylam 1 Employee director. Robert Perez Director Operating Partner, General Atlantic; Former CEO, Cubist Pharmaceuticals; Founder and Chairman, Life Science Cares Raymond Sanchez, M.D. Director Senior Advisor, Bain Life Sciences; Former CMO, Cerevel Therapeutics Paul Silva Director Former Chief Accounting Officer, Vertex Pharmaceuticals Management Team Board of Directors 3 David Bredt, M.D., Ph.D. Founder, Chief Scientific Officer 20+ years neuroscience drug discovery experience; Former Global Head of Neuroscience discovery, Janssen Global Services Swamy Yeleswaram, Ph.D. Chief Development Officer 25+ years drug discovery experience; Founding scientist of Incyte Jeff Sevigny, M.D. Chief Medical Officer 15+ years translational and clinical drug development Abe Ceesay1 Chief Executive Officer 15+ years commercial and executive leadership experience; Former President, Cerevel Therapeutics Kathy Wilkinson Chief People Officer 15+ years of human resources experience in biotech Cheryl Gault Chief Operating Officer 20+ years corporate strategy and corporate development experience Troy Ignelzi Chief Financial Officer 25+ years financial leadership experience in biotech and pharma sectors

Strong Foundation and Differentiated Precision Approach Small molecule precision medicines for patients with neurological and psychiatric disorders TARP8: transmembrane AMPA regulatory protein gamma-8; AMPAR: α-Amino-3-hydroxy-5-methyl-4-isoxazolepropionic acid (AMPA) receptors. 1 Includes cash, cash equivalents, and short-term investments, excluding restricted cash. Robust Clinical and Discovery Pipeline Potential first-in-class programs targeting receptor associated proteins (RAPs) Clinical stage lead program with pipeline-in-a-product potential Medicinal chemistry-enabled discovery portfolio unlocks regenerative pipeline Global IP portfolio with worldwide rights Novel forebrain restricted TARP8 AMPAR modulator Robust Phase 2a clinical data in drug-resistant focal onset seizures (FOS); Expect to initiate Phase 3 program in Q2 2026 Expanding epilepsy portfolio to primary generalized tonic-clonic seizures (PGTCS) Bipolar mania Phase 2 topline results expected in 1H 2027 RAP-219: Pipeline-in-a-Product with Multiple Potential Catalysts Well Financed Strong financial position with $490.5 million as of December 31, 20251 Cash runway expected to fund operations into 2H 2029 Tenacia collaboration for RAP-219 in Greater China: $20 million upfront, up to $308 million milestones, plus royalties Company builders with industry-proven leadership Differentiated pharmacology we believe promotes high selectivity and specificity Distinct profile with transformative potential across neurological and psychiatric disorders 4

Advancing precision therapeutics aimed at solving long-standing challenges in neuromedicine Drugs interact with receptors that are ubiquitous in the brain and body Drugs not designed with precision for disease-specific neuroanatomic sites / receptors Drug interactions and adverse events lead to noncompliance and discontinuation Drug discovery with conventional approaches (lacking RAPs) can miss high potential, previously unexplored targets RAPs are components of the broader neuronal receptor complexes and play critical roles in regulating receptor assembly and function RAPs serve as unique binding sites targetable by novel pharmacophores designed for increased selectivity, providing neuroanatomical specificity RAPs can enable differentiated pharmacology and potentially provide favorable efficacy, safety, and administration profiles RAPs can “unlock” drug targets previously inaccessible to study in vitro, allowing for potentially first-in-class drug discovery programs Conventional CNS Drug Discovery The Potential of RAPs 5

Precision neuroscience pipeline with opportunity to address large market opportunities  Program Indication Preclinical Phase 1 Phase 2 Phase 3 Next Expected Milestone RAP-219 TARPγ8 AMPAR Focal Onset Seizures Phase 3 Initiation 2Q 2026 Primary Generalized Tonic-Clonic Seizures Phase 3 Initiation 1H 2027 Bipolar Mania Topline Results 1H 2027 Long-Acting Injectable Phase 1 Topline Results (PK) 2027 nAChR α6β4 Chronic Pain & Migraine Phase 1 Trial Initiation α9α10 Hearing/Vestibular Disorders Development Candidate Nomination AMPAR – α-Amino-3-hydroxy-5-methyl-4-isoxazolepropionic acid (AMPA) receptor; nAChR – nicotinic acetylcholine receptor; PK – pharmacokinetics; IND – Investigational New Drug Application 6

Primary Generalized Tonic-Clonic Seizures ~0.8 million patients ~$7B marketa RAP-219 pipeline-in-a-product supports long term growth runway Focal Onset Seizures 1.8 million patients ~$15B marketa Bipolar Mania ~1.5 million patients ~$40B market Long-acting Injectable Durable revenue across all indications Extends exclusivity into late 2040s 7 a Based on 30-40% of patient population that is drug-resistant (those who continue to experience recurring seizures despite taking two or more antiseizure medications)

Unmet need in epilepsy highlights limitations of current antiseizure medications a Drug-resistant patients are those who continue to experience recurring seizures despite taking two or more ASMs; b Source: Epilepsy Foundation. ASM – antiseizure medication Limitations of Antiseizure Medications (ASMs) 3.0M U.S. Epilepsy Patients (ages 18+) 60% 1.8M Focal Onset Seizure Patients 30-40% Drug-resistanta ~$15B market Limited Efficacy: Despite over 30 FDA approved ASMs, 30-40% of patients are still drug-resistanta Tolerability Issues: Burdensome side-effects, such as sedation, ataxia, and cognitive problems Potential for Serious Adverse Events: Such as severe cutaneous reactions, serious hematological disorders, and hepatic failure Risk of Breakthrough Seizures: Missing doses of medicines with short half-lives create potential for breakthrough seizuresb Complicated Administration: Long titration, drug-drug interactions, overlapping mechanisms, and lab monitoring 8

RAP-219 selectively binds to TARPγ8, representing a potential first-in-class precision medicine for neurological and psychiatric disorders AMPA type glutamate receptors at excitatory synapses can mediate the initiation and propagation of seizures AMPA Receptors (AMPAR) in Epilepsy TARPs regulate the trafficking, subcellular localization and gating of AMPA receptors GluA1 GluA2 TARP8 Cryogenic Electron Microscopy of GluA1/2 + TARPγ8 Complex 9 Pre-synaptic neuron Post-synaptic neuron Na+ channel Action potential glutamate Ca2+ channel AMPAR Na+ Transmitter release Ca2+ Na+ EPSP K+ channel Depolarization Na+

MTL and cerebral cortex are the key brain areas associated with focal onset seizures PET results confirm TARPγ8 is highly expressed in the MTL and neocortex RAP-219 target, TARPγ8, is selectively expressed in brain regions where focal onset seizures originate TARPγ8 Clinical PETa High expression in the neocortex and mesial temporal lobe, where nearly all seizures originate Low expression in hindbrain 10 a Greene et al, American Epilepsy Society (AES) 2025 Annual Meeting, Poster #3.355. Focal Onset Seizure Origination and Propagation Amygdala Cerebral cortex Brainstem Hippocampus Cerebellum Mesial temporal lobe (MTL)

Robust activity of RAP-219 across a broad array of seizure models established our early confidence Corneal Kindling Responders and Rotarod Failures in Mice Robust, dose-dependent seizure protection observed in gold-standard preclinical model Epilepsy Model Corneal kindling – mousea PTZ - mousea Rotaroda Amygdala kindling – mouse Hippocampal kindling – mouse 6Hz stimulation – mouse Frings audiogenic seizure – mouse GAERS absence epilepsy – rat Robust activity observed across a broad array of preclinical focal and generalized seizure models aUsed RAP-219; where not noted, used other TARPg8 NAM. PTZ – pentylenetetrazol; activity not seen in MES model, consistent with performance of levetiracetam and some other effective ASMs; % Corneal Kindling Responders RAP-219 Plasma Concentration (ng/mL) Corneal Kindling and Rotarod Failures (%) % Rotarod Failures 11

RAP-219 dose-exposure-RO relationship Preclinical models demonstrated maximal seizure protection at 50-70% RO (green band) All Phase 3 FOS trial doses achieve target RO RO: Receptor occupancy.

RAP-219 in Focal Onset Seizures 13

Phase 2a proof-of-concept trial in FOS patients with an objective electrographic biomarker for clinical seizure reduction FDA-approved device for patients with drug-resistant focal onset seizures Two probes implanted into regions of the brain known to have epileptiform activity Probes continuously detect and record epileptiform activity, including long episodes (LEs) & stimulate the region to attenuate seizure activity ASMs resulting in a ≥ 30% reduction in LEs were associated with a ≥ 50% reduction in clinical seizuresa a Gammaitoni et al, American Epilepsy Society (AES) 2024 Annual Meeting, Poster #1.494. Neuropace RNS System® 14

Phase 2a trial in drug-resistant focal onset seizure patients Drug-resistant focal onset seizures RNS® probe implanted in seizure onset zone within mesial temporal lobe (MTL) ≥15 months before screening Stable RNS System settings and other therapies ≥16 LEs during 8-week retrospective review period ≥1 clinical seizure reported during 8-week retrospective review period >50% concordance between LEs and electrographic seizures RAP-219 Washout 0.75 mg x 5 days then 1.25 mg QD 4-week Prospective Baseline 12-week Pre-treatment Period 8-week Open-Label Treatment Period 8-week Follow-up Period End of Treatment End of Trial Start of Treatment Key Entry Criteria a Patients with no clinical seizures during the prospective baseline period were allowed to enter the treatment period. b LE baseline was defined as the 12 weeks preceding the initiation of treatment (the combination of the 8-week retrospective, and 4-week prospective baseline periods) LE – long episode; MTL – mesial temporal lobe; RNS System – responsive neurostimulator; QD – once daily Key Endpoints 8-week Retrospective Baseline Clinical Seizure Baselinea Long Episode (LE) Baselineb LE reduction (power determinations based on this outcome measure) Proportion of patients with ≥30% reduction compared with LE baseline Median percent change from LE baseline Clinical seizure reduction Proportion of patients with ≥50% reduction compared with pre-treatment baseline; proportion of patients who achieved seizure freedom Median percent change from baseline 15

Safety population (N=30) mITT population for LE efficacy (N=27) Safety population minus 2 patients with <3 weeks of treatment and 1 patient with RNS setting change mITT-CS population for clinical seizure efficacy (N=25) mITT population minus 2 patients who did not have clinical seizures during prospective baseline Completed follow-up (N=29) Patient disposition and analysis populations 30 Dosed with RAP-219 26 Completed Treatment Period 4 Discontinued Treatment Adverse event (n=3) Other (n=1) 38 Assessed for Eligibility 8 Excluded Did not meet eligibility criteria Analysis Populations mITT: patients with ≥3 weeks or treatment, ≥70% adherence, and no RNS system detection or stimulation setting changes. mITT-CS: patients in the mITT with ≥1 CS during the prospective baseline. CS – clinical seizure; LE – long episode; mITT – modified intent-to-treat; RNS – responsive neurostimulator.

Patient demographic and baseline characteristics Highly drug-resistant FOS patients are representative of those in registrational trials aMaintenance ASMs in ≥20% of patients at baseline. ASM – antiseizure medication; FOS – focal onset seizures; MTL – mesial temporal lobe; RNS – responsive neurostimulator; SD – standard deviation. Safety Population N=30 Age, years, mean (SD) 40.1 (10.4) Age at first seizure, years, mean (SD) 15.8 (9.3) Sex, male, n (%) 18 (60) Years since RNS implantation, median (range) 4.6 (2–11) No. of concomitant ASMs Median (range) 3 (1–4) 1, n (%) | 2, n (%) | 3, n (%) | 4, n (%) 2 (7) | 7 (23) | 18 (60) | 3 (10) Most frequent concomitant ASMsa, n (%) Lamotrigine 15 (50) Levetiracetam 12 (40) Cenobamate 11 (37) Zonisamide 9 (30) Clobazam 7 (23) Lacosamide 7 (23)

FOS efficacy analyses Efficacy analyses for 8-week treatment period: mITT population (N=27) for long episodes mITT-CS population (N=25) for clinical seizures 18

Primary endpoints achieved with high statistical significance 71% reduction in long episodes (LEs); 85.2% responder rate (≥30% LE reduction) a Median percent change statistical comparison used the Wilcoxon signed rank test to determine if the % change in LE was greater than 0%. b Responder analysis statistical comparison was based on a one-sample exact test to determine whether the proportion of responders is >10%. c Statistical comparisons were not made for other cut points. 95% confidence intervals for responder analysis -- Clopper-Pearson exact binomial: ≥50%, (61.9, 93.7); ≥75%, (28.7, 68.1); 100%, (0.9, 24.3). d Concordance at baseline was determined by an independent epileptologist reviewer. Weeks 1-8, N=27 Percent Change Responder Analysis 48 LEs at baseline (median, per 28 days); 92% electrographic seizure / LE concordanced 19

10 clinical seizures at baseline (median, per 28 days) Clinical seizure secondary endpoints achieved with statistical significance 77.8% clinical seizure reduction; 72% achieved clinically meaningful response (≥50% reduction) a Statistical comparison for median percent change used the Wilcoxon signed-rank test to determine if the median % reduction from baseline in CS was greater than 20%. Responder analysis statistical comparison is based on a one sample exact test to determine whether the proportion of responders is, (b) >20%; (c) >7%; (d) >1.5% for the 50% responder, 75% responder, and seizure freedom groups, respectively. CS – clinical seizures. Seizure Freedom (weeks 1-8) Weeks 1-8, N=25 20 Percent Change Responder Analysis

Clinically meaningful improvement demonstrated, regardless of baseline disease severity Long Episode Responder Rates Response Threshold Response Threshold Response Threshold Response Threshold Proportion of Patients Proportion of Patients Proportion of Patients Proportion of Patients ≤48 Long Episodes N=14 >48 Long Episodes N=13 ≤10 Clinical Seizures N=13 >10 Clinical Seizures N=12 Responder Rates by Baseline Severity Clinical Seizure Responder Rates 21 Nolan et al, American Epilepsy Society (AES) 2025 Annual Meeting.

RAP-219 reduced LEs and clinical seizures similarly during early and late treatment periods Effect of RAP-219 During Treatment Weeks 1-4 and 5-8 Long Episode Reduction Clinical Seizure Reduction Time Period Time Period Median Percent Reduction Median Percent Reduction 22 Motley et al, American Epilepsy Society (AES) 2025 Annual Meeting, Poster #2.498.

aRAP-219 0.75 mg/day for 5 days, followed by RAP-219 1.25 mg/day for the remainder of the 8-week treatment period. Treatment Perioda Follow-Up Period Observed RAP-219 mean plasma concentrations 22-day half-life results in concentrations above target 50% RO throughout follow-up

Effect of RAP-219 on long episodes in follow-up period Significant and durable LE reduction, consistent with sustained RAP-219 exposures Median percent change statistical comparisons used the Wilcoxon signed-rank test to determine if the median percentage change in LE from baseline was greater than 0%. LE – long episode; RO – receptor occupancy. Treatment Period Follow-Up Period

Effect of RAP-219 on clinical seizures in follow-up period Clinically meaningful reduction in clinical seizures throughout treatment and follow-up Median percent change statistical comparisons used the Wilcoxon signed-rank test to determine if the median percentage change in CS from baseline was greater than 20%. CS – clinical seizure; NS, not significant (P>0.05); RO – receptor occupancy. Treatment Period Follow-Up Period

Sustained treatment effect of RAP-219 over 16 weeks, consistent with RAP-219’s long half-life and sustained exposures   Treatment Period Weeks 1-8 Weeks 1-12 (Treatment Period Weeks 1-8 and Follow-up Period Weeks 9-12) Weeks 1-16 (Treatment Period Weeks 1-8 and Follow-up Period Weeks 9-16) Long Episodes Median Percent Reduction 71% (n=27, p=0.0001) 71% (n=27, p<0.0001) 69% (n=27, p=0.001) Clinical Seizures Median Percent Reduction 78% (n=25, p=0.01) 75% (n=25; p=0.0068) 68% (n=25, p=0.0072) 100% Responders (Clinical Seizure Freedom) 24% (n=25, p<0.0001) 20% (n=25, p<0.0001) 12% (n=25, p<0.0001) Median percent reduction: Null hypothesis = 0.2 for CS and 0 for LE. 100% responder (CS) null hypothesis = 0.015. Weeks 1–12 and 1–16 analyses were post‑hoc and not adjusted for multiplicity.

RAP-219 was generally well tolerated 10% discontinuation rate due to TEAEs Safety Population Treatment Period Weeks 1–8 (N=30) Follow-Up Period Weeks 9–16 (N=30) Any TEAE, n (%) 25 (83.3) 10 (33.3) TEAE related to study drug 23 (76.7) 2 (6.7) TEAEs by grade Grade 1 TEAE (mild) 15 (50.0) 7 (23.3) Grade 2 TEAE (moderate) 10 (33.3) 0 Grade 3 TEAE (severe) 0 3 (10.0)* TEAEs reported overall, in ≥10% of patients, n (%) Dizziness 8 (26.7) 0 Headache 6 (20.0) 0 Fatigue 4 (13.3) 0 Fall 3 (10.0) 1 (3.3) Nausea 3 (10.0) 0 Somnolence 3 (10.0) 0 Memory impairment 2 (6.7) 1 (3.3) *All three grade 3 events met SAE criteria due to hospitalization and were assessed by the investigator as unrelated to study drug. TEAE – treatment-emergent adverse event.. TEAEs were reported during the Study Period (Treatment Period [Weeks 1–8] and Follow-Up Period [Weeks 9–16]). TEAE Summary In the treatment period, 50% of patients experienced mild AEs; 33% of patients experienced moderate AEs No falls were considered related to RAP-219; reports of memory impairment occurred in patients with baseline memory impairment 3 patients experienced SAEs; all deemed by investigator to be unrelated to RAP-219 In the treatment period, 3 (10%) patients discontinued RAP-219 due to TEAEs: Grade 1 worsening of preexisting memory impairment, Grade 1 panic attack, Grade 2 worsening of preexisting anxiety No clinically significant laboratory, vital signs, or ECG abnormalities

Strong interest from both epileptologists and neurologistsa Highly favorable HCP reception to RAP-219 profile The magnitude of seizure reduction (78%) and seizure freedom at 8 weeks (24%) repeatedly cited as meaningful and key differentiators Stated desire for early-line use Emerging best-in-class profile potential for RAP-219 in FOS, with commercial opportunity with >$2 billion in US, if approved aData on file at Rapport (market research of >100 epileptologists and neurologists) Phase 2a results demonstrated statistically significant reductions in long episodes and clinical seizures Generally Well Tolerated Once daily dosing, rational polypharmacy potential, low risk of drug-drug interactions (DDIs), and long half-life Long-Acting Injectable (LAI) Potential for Best-in-Class Efficacy All TEAEs were mild or moderate 10% discontinuation rate Ease of Use Developing first ever LAI for epilepsy patients, providing IP extension leading to potential commercial upside This is very good; seizure reduction at week eight is 78%, which is very encouraging. Looking in a little more detail, greater than 75% seizure reduction at week eight was achieved in 56% of patients, that is encouraging.” – US epileptologist “ 28

Phase 2a data support advancement into Phase 3 FOS registrational trials Topline results reported September 2025; additional analyses presented at Annual Epilepsy Society (AES) meeting Successfully completed end-of-Phase 2 (EOP2) FDA meeting in December 2025 Initiated open-label, long-term safety trial Initiating Phase 3 FOS program in 2Q 2026 Two global, multi-center, placebo-controlled clinical trials Traditional clinical seizure primary endpoint, measured by seizure diary Community enthusiasm provides tailwinds for trial Strength of Phase 2a data Novel mechanism Ease-of-use and no reported DDI Progressing registrational/NDA-enabling activities 29

Start of Baseline Population Drug-resistant FOS N = ~320 in each trial Dosing Levels, Duration of Treatment and Follow-up Evaluating 3 doses, representing RO from 50-85% 12-week maintenance treatment period following titration 8-week follow-up period (or rollover to open-label extension) Open-label Extension (OLE) Patients enrolling in OLE long-term safety trial will stay on drug and not enter follow-up RAP-219 Phase 3 clinical trials in FOS Primary Endpoint (US-FDA) Percent change from baseline in clinical seizure frequency as measured by clinical seizure diaries, RAP-219 vs placebo Key Secondary Endpoints Responder rate, RAP-219 vs placebo (≥50% reduction in seizures from baseline) (EMA primary endpoint) Longest seizure-free period, RAP-219 vs placebo Safety Monitoring TEAEs collected from consent to last visit 8-week Prospective Baseline 1:1:1 Randomization RAP-219-FOS-301 – 1.25mg and 0.75 mg RAP-219-FOS-302 – 0.75mg and 0.25 mg Placebo End of Treatment End of Trial Start of Treatment 8-week Pre-treatment Period 14-week Treatment Perioda RAP-219 Follow-up 8-week Post-treatment Period a 12-week maintenance treatment follows titration period of up to 8 days

Expanding RAP-219 into Primary Generalized Tonic-Clonic Seizures (PGTCS) 31

Opportunity for highly differentiated PGTCS treatment Few treatment options with limited efficacy: ~6 drugs approved for PGTCS; 30-40% drug-resistance Potential for SAEs: liver failure, SJS, DRESS, QT prolongation Mortality risk: uncontrolled PGTCS increase SUDEP risk Today’s Standard of Care SJS - Stevens-Johnsons Syndrome; SUDEP - Sudden Unexpected Death in Epilepsy (SUDEP) Potential for RAP-219 Robust clinical data in FOS: 78% clinical seizure reduction Generally well tolerated: with 10% discontinuation rate Easy to administer: with once daily dosing; low risk of drug-drug interactions Long half-life and potential long-acting injectable: may reduce breakthrough seizure risk Planning single, multi-center, placebo-controlled Phase 3 registrational trial 32

RAP-219 Life Cycle Extension through Long-acting Injectable 33

Optimized LAI Formulation I think that it will be used, and if it works like the [RAP-219 target product profile] says, that's going to be a great advance for patients with epilepsy.” – US Neurologista “ RAP-219 properties are ideal for LAI formulation Candidate formulation achieved all phase-appropriate TPP attributes LAI provisional patent filed RAP-219 LAI Formulation in Development for Once-Monthly Subcutaneous Administration IND-enabling activities underway to support Phase 1 clinical trial in healthy volunteers Factors Driving Long-Acting Injectable Suitability Low Clearance Low Dose Low Solubility aData on file at Rapport (market research of >100 epileptologists and neurologists)

RAP-219 long-acting injectable (LAI) is an important lifecycle management opportunity Potential to transform epilepsy standard of care and offer new option for bipolar mania patients Improved adherence could facilitate greater protection against breakthrough seizures and prevention of bipolar mood relapse Potential for at-home administration and reduced pill burden Lifecycle opportunity for RAP-219; expected to extend exclusivity into late 2040s LAIs have strong track record in neuropsychiatry with history of multi-blockbuster success Potential to develop multiple generations of LAI products with varying administration frequency Franchise Benefits Clinical Benefits

RAP-219 in Bipolar Mania 36

Inflated self-esteem or grandiosity Bipolar mania is characterized by episodes involving marked mood changes and increased energy Common Manic Episode Symptoms A single weeklong manic episode—or one requiring hospitalization—meets diagnostic criteria; disorder is considered lifelong, with most patients experiencing multiple episodes throughout life Bipolar disorder confers a high lifetime suicide risk of 10-20%; 5 times greater in males Patients also have higher risk of premature mortality as they are prone to coronary heart disease, chronic obstructive pulmonary disease, diabetes mellitus, and influenza or pneumonia Inflated self-esteem or grandiosity Decrease need for sleep More talkative Flight of ideas or racing thoughts Distractibility Increase in goal-directed actions Excessive involvement in risk taking activities 37

~50% of bipolar patients are treated with ASMs in combination with lithium at first-line or used second-linec Bipolar mania is a common psychiatric disease with significant need for well-tolerated, effective treatments Tolerability issues: metabolic and neurological side effects including weight gain and cognitive impairment often lead to early discontinuation of medication Limited efficacy: need for drugs with placebo-adjusted ≥6 YMRS reduction Potential for serious adverse events: antipsychotics associated with extensive warnings and precautions—boxed and non-boxed—and confer risk of drug-drug interactions Low adherence: medication intolerance leads to poor compliance with medication and high risk of relapse Limitations of Standard of Care ahttps://www.nimh.nih.gov/health/statistics/bipolar-disorder. bInternal market research (Trinity, 2023). chttps://pmc.ncbi.nlm.nih.gov/articles/PMC12404890/ ~7.2M U.S. Bipolar Prevalencea (ages 18+) ~2.9M Diagnosed Patientsb ~1.5M Bipolar Mania Patients ~$40B market 38

Increased Cerebral Metabolism in Manic Patients Relative to Healthy Controls aJ.O. Brooks III et al. / Psychiatry Research: Neuroimaging 181 (2010) 136–140; Yüksel, C., & Öngür, D. (2010). Magnetic resonance spectroscopy studies of glutamate-related abnormalities in mood disorders. Biological Psychiatry, 68(9), 785–794. bTraynelis et al., Pharmacol Rev 2010; cDu J et al., J Neurosci 2008;  Lee CY, Fu WM, Chen CC, Su MJ, Liou HH. Lamotrigine inhibits postsynaptic AMPA receptor and glutamate release in the dentate gyrus. Epilepsia. 2008 May;49(5):888-97. Bipolar mania is characterized by increased glutamate levels and hypermetabolism in cortico-limbic networksa Glutamate signaling is primarily mediated by AMPA receptors, which accounts for most fast excitatory transmission in the brainb Lithium, valproate, and lamotrigine - approved therapies for bipolar - act in part by attenuating glutamatergic transmission, including reducing glutamate release and downregulating AMPA receptor functionc RAP-219 selectively modulates TARPγ8-dependent AMPA receptor activity, potentially reducing excitatory glutamatergic drive in limbic neuronal populations that correspond to manic network hyperactivity Anterior Cingulate (BA 24/25) Hippocampal Complex Subgenual Prefrontal (BA 25) RAP-219 circuit-selective approach to bipolar mania Targets glutamatergic hyperactivity in cortico-limbic networks

Phase 2 proof-of-concept trial in bipolar mania End of Treatment End of Study Start of Treatment Day -7 to Day -1 1 Day 1 to Day 22 22 Day 22 to Day 77 1 Week 3 Weeks 8 Weeks Dischargea NCT07046494; aIf a participant does not meet all discharge criteria; the Investigator may reassess at their discretion for up to 1 week following the last dose or may transfer the participant to an appropriate care center in accordance with standard of care. Key Endpoints Change from baseline to Week 3 in Young Mania Rating Scale (YMRS) total score Change from baseline to Week 1 in YMRS total score Change from baseline to Week 3 in Clinical Global Impressions–Bipolar Version (CGI-BP) Severity of Illness-Mania score Key Entry Criteria Meets the Diagnostic and Statistical Manual of Mental Disorders, Fifth Edition (DSM-5) diagnosis of bipolar I disorder, with or without mixed features, with or without psychotic symptoms, as confirmed by the Structured Clinical Interview for DSM-5, Clinical Trials Version (SCID-5-CT) At least one prior documented manic episode (with or without psychotic symptoms) that required treatment, within 5 years prior to Visit 1 Dose Regimen: Participants randomized 1:1:2 to RAP-219 with 2-day titration, RAP-219 with 4-day titration, or placebo 0.25mg x 1 day, 0.5mg x 1 day, 0.75mg x 19 days 0.25mg x 2 days, 0.5mg x 2 days, 0.75mg x 17 days 21 Day Treatment Period RAP-219 or Placebo 56 Day Safety Follow up Period Weekly Following Last Dose Up to 7 Day* Screening Period (*may be extended with MM approval)

nAChR Programs 41 α6β4 in Chronic Pain and Migraine α9α10 in Hearing and Vestibular Disorders

Use of RAPs enables targeting of diverse nicotinic receptors α6β4 nAChR Expressed selectively in sensory neurons position it as a genetically-validated precision non-opiate non-CNS target for pain and migraine α9α10 nAChR Expressed selectively in auditory and vestibular and hair cells position it as a genetically- validated precision target for hearing and vestibular disorders Preclinical and Clinical Evidence Uncovered α6 as Critical Nicotinic Receptor Subunit Governing Pain Limitations of Standard of Care Pan nAChR agonists are clinically validated in pain A broad-spectrum nicotinic agonist (ABT-594a) a was effective in a Phase 2 diabetic neuropathic pain trial – tolerability prevented further development Studies identified α6β4 as the nAChR subtype that mediates nicotine and ABT-594 analgesia – a drug specific for this sensory neuron target should be better tolerated than previous nAChR approaches Rapport’s platform unlocked the α6β4 target and enabled us to create potent and selective first in class α6β4 agonist compounds Rapport’s α6β4 agonist candidate showed robust efficacy in translatable models of pain and migraine IND-enabling activities underway a ABT-594: a non-selective neuronal nAChR agonist developed by Abbott with robust efficacy in preclinical pain models and a Ph2 trial of diabetic peripheral neuropathic pain 42

Rapport Selective α6β4 Agonist (RTX) Exhibited Robust Activity in Preclinical Pain Models Peripheral nerve injury model Migraine model α6β4 nicotinic receptor: a precision non-opiate non-CNS target for pain relief

Market Opportunity & Milestones 44

Growing epilepsy and neurological disorder franchise (U.S.) 60% 1.8M Focal Onset Seizure Patients 30-40% Drug-resistant ~$15B market 25-35% ~0.8M Patients with PGTCS ~30-40% Drug-resistant ~$7B market 3.0M U.S. Epilepsy Patients (ages 18+) ~2.9M Diagnosed Patients ~1.5M Bipolar Mania Patients ~$40B market ~7.2M U.S. Bipolar Prevalence (ages 18+) Bipolar Epilepsy 45 60% 1.8M Focal Onset Seizure Patients Long-acting injectable: durable revenue across indications; extends exclusivity into late 2040s

Additional catalysts: α6β4 Phase 1 trial initiation 2027 2026 2025 2Q 2026 1H 2027 RAP-219 bipolar mania Phase 2 topline results 2H 2026 RAP-219 FOS open label extension initial data 2027 RAP-219 long-acting injectable Phase 1 topline results (PK) RAP-219 FOS Phase 3 program initiation 46 RAP-219 Epilepsy Portfolio RAP-219 Bipolar Program RAP-219 FOS open-label long-term safety trial initiated RAP-219 Phase 2a FOS trial topline data and 8-week follow-up results announced RAP-219 NDA-enabling activities underway RAP-219 Phase 2 bipolar mania trial initiated 1H 2027 RAP-219 PGTCS Phase 3 trial initiation Multiple anticipated catalysts over next 24 months Cash balance of $490.5M (as of 12/31/25) supports Rapport into 2H 2029 LAI IND-enabling activities underway

Appendix

RAP-219 possesses potentially optimal drug properties for an ASM Potency at TARPγ8 IC50 ~ 100 pM Selectivity vs. other TARPs, NMDAR >4,000X target affinity Selectivity vs. CEREP and kinase panels >10,000X target affinity PK Orally bioavailable | %F = 80-100 Brain penetration Brain/plasma ~70% DDI/CYP inhibition/CYP induction >10,000 X target affinity. Not CYP substrate Solubility/permeability BCS Class I Target receptor occupancy 50% RO at <50 μg/kg oral dose in rodent Preclinical safety NOAEL in top dose of IND enabling studies Non-sedating No effects at exposures 1000X EC50 NMDAR: N-methyl-D-aspartate receptor; DDI: drug-drug interactions; BCS: Biopharmaceutics Classification System; NOAEL: No Observed Adverse Effect Level. 48

RNS measures and stores episode starts and long episodes in real time, all the time EEG RNS Progression of epileptiform activity to clinical seizures Seizure Diary Clinical Seizures Electrographic Seizures Increased amplitude, spread, and persist Epileptiform discharges Clinical Seizures Long Episodes / Electrographic Seizures Episode Starts 49

Well-established relationship between long episode and clinical seizure responder rates A Skarpaas et al., Epilepsy & Behavior 83 (2018); b Quraishi et al., Epilepsia 61 (2020); c Gammaitoni et al, American Epilepsy Society (AES) 2024 Annual Meeting, Poster #1.494. Skarpaas (2018)a: significant correlation exists between reduction in long episodes and clinical seizure frequency Quraishi (2020)b: ASMs resulting in a ≥ 20% decrease in long episodes were clinical efficacious (≥ 50% reduction in seizures) Gammaitoni (2024)c: ASMs resulting in a ≥ 30% reduction in LEs were associated with a ≥ 50% reduction in clinical seizures N=45 from three highly effective ASMs ASMs initiated: CLB (n=15), LEV (n=4), LCM (n=26) 50